UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

VBI VACCINES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The 2018 Annual General Meeting of Shareholders of VBI Vaccines Inc.

(the “Company”)

Date:	Thursday, May 24, 2018
Time:	1:00 pm. (Eastern Time)
Place:	The offices of the Company
222 Third St., Suite 2240
Cambridge, MA 02142

THE PROXY STATEMENT, NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, FORM OF PROXY CARD AND 2017 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT:

www.materials.proxyvote.com/91822J

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 24, 2018:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 30, 2018 to facilitate timely delivery.

THIS IS NOT A FORM FOR VOTING

AGENDA

1.	Fixing the Number of Directors: to approve the fixing of the number of directors of the Company at seven. See “Proposal 1 – Fixing the Number of Directors” in the Company’s proxy statement dated April 10, 2018 (the “Proxy Statement”) for details.

2.	Election of Directors: to elect the below nominees as directors to hold office until the next annual meeting of shareholders or until their successors are appointed. See “Proposal 2 - Election of Directors” in the Proxy Statement for details.

1)	Jeff Baxter	5) Tomer Kariv
2)	Steven Gillis	6) Scott Requadt
3)	Michel De Wilde	7) Steven Rubin
4)	Adam Logal

3.	Appointment of Auditor: to approve the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders and to authorize the audit committee of the Company’s board of directors to fix the EisnerAmper LLP’s remuneration. See “Proposal 3 - Approval of Appointment of Independent Registered Public Accounting Firm and Authorizing the Audit Committee to Set the Remuneration of the Independent Registered Public Accounting Firm” in the Proxy Statement for details.

4.	Other Business: To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors of the Company recommends a vote FOR the approval of the number of Directors to be fixed at seven (Proposal 1); FOR the election of the nominated Directors (Proposal 2); and FOR the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders and to authorize the audit committee of the Board of Directors of the Company to fix EisnerAmper LLP’s remuneration (Proposal 3).

Notice-and-access: This Notice of Internet Availability is prepared under the notice-and-access rules under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer and Rule 14a-16 of the Securities Exchange Act of 1934, as amended. Notice-and-access is a set of rules for reducing the volume of materials that must be physically mailed to shareholders by allowing issuers to post the Proxy Statement and additional materials online. Materials may be delivered electronically to shareholders. Please call the Company toll free at 1-855-887-2244 if you have any questions about notice-and-access.

Meeting Materials: Electronic copies of the Company’s Proxy Statement, the Notice of Annual Meeting of Shareholders, Form of Proxy Card, Annual Report on Form 10-K for the year ended December 31, 2017 are available at www.materials.proxyvote.com/91822J, the Company’s profile on SEDAR at www.sedar.com, and the Company’s EDGAR profile at www.sec.gov/edgar. Shareholders are reminded to review these online materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2018 to facilitate timely delivery.

To request a paper copy of these items

●	Call our toll-free number — 1-877-907-7643;

●	Email us — IR@VBI Vaccines.com;or

●	Visit our website at www.proxyvote.com.

Please clearly identify the items you are requesting; VBI Vaccines Inc., and your name along with the Control Number on your proxy card, which will be provided by mail, and the name and address to which the materials should be mailed.

The Company’s annual audited consolidated financial statements for the year ended December 31, 2017 and management’s discussion and analysis of results of operations and financial condition for the year ended December 31, 2017 are available on the Company’s profile on SEDAR at www.sedar.com. To request a paper copy, email IR@vbivaccines.com

Proxy:

Registered holders: This proxy must be received by Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department by 1:00 p.m. (Eastern Time) on May 22, 2018.

Non-registered holders: Use the voting instruction form provided by your intermediary (bank, trust company or broker) and return it as early as practicable to ensure that it is transmitted on time. It must be received by your intermediary with sufficient time for them to file a proxy by the deadline noted above.

Voting:

Registered holders: You must be a registered holder of common shares of the Company at the close of business on April 3, 2018 to vote. You may vote in person by attending the meeting or by proxy. A proxy need not be a shareholder. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If you have previously provided standing instructions indicating that you wish to receive paper copies of the materials, you may revoke your instructions by calling the Company toll-free at 1-800-564-6253.

Vote by Internet: If you are a registered shareholder, you may vote by internet by following the instructions at www.investorvote.com.

Vote by Telephone: If you are a registered shareholder who lives in the United States or Canada, you may request a paper proxy card from the Company by following the procedures set forth above, and submit proxies by telephone by following the “Vote by Telephone” instructions on the proxy card. If you are a beneficial owner of common shares held in street name, please check the voting instructions in the notice provided by your broker, bank or other intermediary for telephone voting availability.

Non-registered holders: You may vote or appoint a proxy using the voting instruction form provided to your intermediary, which will then submit your vote or proxy appointment to the Company. You may also attend the meeting and vote in person, but you may not vote in person at the meeting unless you obtain a “legal proxy” as set forth in the voting instruction form from your intermediary.

Further information on voting can be found under the headings “How Can I Vote my Common Shares Without Attending the Annual Meeting” and “What is the Difference Between Holding Common Shares as a Shareholder of Record or as a Beneficial Owner?” in the Proxy Statement.

For directions to attend the meeting in person, please call the Company’s investor relations department at (617) 830- 3031.

Dated April 10, 2018